Exhibit 10.2

First Amendment to Convertible Promissory Note

This First Amendment to Convertible Promissory Note (this “Amendment”) is entered into as of October 15, 2026, by and between Agassi Sports Entertainment Corp., a Nevada corporation (“Borrower”), and Investments AKA, LLC (“Holder”). This Amendment becomes effective immediately upon execution and delivery by both parties (the “Conversion Time”). Capitalized terms not defined herein have the meanings given in the Note identified below.

WHEREAS, Borrower issued to Holder Convertible Promissory Note CN-1, effective July 28, 2026, in the original principal amount of $1,000,000 (the “Note”)1; and

WHEREAS, the parties desire to amend the Note pursuant to Section 25 thereof to provide for its immediate conversion into shares of Borrower’s common stock and warrants on the economic terms of Borrower’s most recent funding round, which included the purchase of units, each consisting of one share of common stock and one warrant to purchase one share of common stock, for a total purchase price of $5.00 per unit.

NOW, THEREFORE, in consideration of the mutual agreements herein and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties agree as follows:

1. Immediate Conversion.

Notwithstanding Sections 2 and 3 of the Note or any other provision thereof, at the Conversion Time, the entire outstanding principal of the Note ($1,000,000), together with all accrued and unpaid Interest through immediately before the Conversion Time (collectively, the “Conversion Amount”), shall automatically and irrevocably convert into (a) 200,000 shares of Borrower’s common stock, $0.001 par value per share (the “Conversion Shares”), and (b) warrants to purchase an aggregate of 200,000 shares of such common stock in the form of Exhibit A hereto (the “Conversion Warrants” and, together with the Conversion Shares, the “Conversion Securities”). No additional payment shall be required for issuance of the Conversion Securities; exercise of the Conversion Warrants remains subject to their terms.

The conversion is effective without further election, notice, surrender of the Note or other action by either party and is not conditioned upon any financing closing or Borrower’s receipt of any minimum amount of new money. The parties expressly waive the $3,000,000 new-money threshold, the timing requirements tied to the Next Equity Financing and the notice and delivery procedures in Section 2 of the Note solely for this conversion. Sections 2 and 3 of the Note are superseded by this Amendment to the extent applicable to this conversion.

2. Interest Clarification and Waiver.

Notwithstanding anything to the contrary in the Note, the parties confirm that their original intention was for interest under the Note to be compounded semi-annually, rather than monthly, and agree that the Note shall be interpreted accordingly. The parties further agree, effective retroactively as of the issuance of the Note, that no interest shall be deemed to have accrued or become payable under the Note through the Conversion Time. To the extent any interest nevertheless accrued or is determined to have accrued during that period, Holder hereby irrevocably waives and forgives all such interest and releases Borrower from any obligation to pay or otherwise satisfy it. Accordingly, the Conversion Amount shall consist solely of the outstanding principal balance of the Note, and no interest shall be included in determining the Conversion Securities issuable to Holder.

1 https://www.sec.gov/Archives/edgar/data/930245/000149315226035332/ex10-1.htm

First Amendment to Convertible Promissory Note

3. Issuance and Satisfaction.

At the Conversion Time, Borrower shall issue the Conversion Shares in Holder’s name on its stock ledger and execute and issue the Conversion Warrants to Holder. Borrower shall reserve sufficient authorized and unissued common stock for full exercise of the Conversion Warrants. The Conversion Securities and the underlying shares shall bear applicable restrictive legends, subject to removal when permitted under applicable securities laws and the governing instruments.

At the Conversion Time, Holder’s rights as a creditor under the Note shall terminate and be replaced by its irrevocable rights to the Conversion Securities and to performance under this Amendment. The Note shall be deemed fully satisfied and canceled, Interest shall cease to accrue, and Holder shall have no right to further payment of principal, Interest or other amounts under the Note. Holder waives any fees or other amounts otherwise payable under the Note in excess of the Conversion Amount. A delay in delivery of evidence of the Conversion Securities shall not defer the conversion or restore the indebtedness and shall not limit Holder’s remedies to enforce this Amendment.

4. Representations and Further Assurances.

Each party represents that it has authority to execute and perform this Amendment and has obtained the approvals and consents necessary for such execution and performance. Holder represents that it owns the Note free of any assignment, participation, pledge or other encumbrance and reaffirms the investment and securities-law representations in Section 16 of the Note as of the Conversion Time with respect to the Conversion Securities and underlying shares. Borrower represents that the Conversion Shares, when issued pursuant hereto, will be validly issued, fully paid and nonassessable; the Conversion Warrants will be valid and binding obligations of Borrower, subject to customary bankruptcy and equitable-remedy limitations; and the underlying shares, when issued upon exercise in accordance with their terms, will be validly issued, fully paid and nonassessable. Each party shall execute reasonably necessary documents to implement this Amendment.

5. Miscellaneous.

Except as expressly amended hereby and subject to the satisfaction and cancellation provided herein, the Note is ratified. This Amendment controls any conflict with the Note, and the obligations created hereby survive its cancellation. This Amendment forms the parties’ entire agreement concerning this conversion, and may be amended only by a writing signed by both parties. Sections 20, 23, 24, 27, 28, and 29 of the Note concerning governing law and forum, attorneys’ fees, severability, counterparts and electronic delivery, review of this Amendment, and notices are incorporated herein and survive cancellation of the Note.

First Amendment to Convertible Promissory Note

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

“Borrower”

AGASSI SPORTS ENTERTAINMENT CORP.

/s/ Ronald S. Boreta
Ronald S. Boreta
Chief Executive Officer

“Holder”

INVESTMENTS AKA, LLC

/s/ Shawn Cable
Shawn Cable
Chief Financial Officer

First Amendment to Convertible Promissory Note

NEITHER THIS WARRANT NOR ANY OF THE SECURITIES ISSUABLE UPON ITS EXERCISE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED AND SUCH SECURITIES MAY NOT BE TRANSFERRED UNLESS COVERED BY AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT OR AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES.

Warrant No.: Agassi-2026-O-02
Number of Shares: 200,000
Warrant Date: October 15, 2026

AGASSI SPORTS ENTERTAINMENT CORP.
COMMON STOCK PURCHASE WARRANT

1. Issuance. For value received, the receipt of which is hereby acknowledged by Agassi Sports Entertainment Corp., a Nevada corporation (the “Company”), Investments AKA, LLC, or its registered assigns (the “Holder”), is hereby granted the right to purchase, until the close of business on October 15, 2029 (the “Expiration Date”), 200,000, subject to adjustment upon certain events as described in greater detail below, fully paid and nonassessable shares of the Company’s Common Stock, par value $0.001 per share (the “Common Stock”). This Common Stock Purchase Warrant (this “Warrant”) is being issued to the Holder in connection with Holder’s subscription for units of the Company pursuant to the terms of that certain Subscription Agreement dated on or around the date of the Warrant Date.

2. Exercise Price.

2.1 The exercise price per share of Common Stock shall be $7.00 per share (the “Exercise Price”)(subject to adjustment upon certain events as described in greater detail below). The Exercise Price shall be payable in cash in immediately available funds.

2.2 This Warrant may not be exercised via a cashless exercise.

3. Procedure for Exercise. Upon surrender of this Warrant with the annexed Notice of Exercise Form duly executed, together with payment in cash of the aggregate Exercise Price for the shares of Common Stock purchased, the Holder shall be entitled to receive a certificate or certificates for the shares of Common Stock so purchased (the “Warrant Shares”). This Warrant may be exercised in whole or in part, subject to the Beneficial Ownership Limitation (defined below). On any such partial exercise, provided the Holder has surrendered the original Warrant, the Company will issue and deliver to the order of the Holder a new Warrant of like tenor, in the name of the Holder, for the whole number of shares of Common Stock for which such Warrant may still be exercised.

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4. No Fractional Shares or Scrip. No fractional Shares or scrip representing fractional Warrant Shares shall be issued upon the exercise of this Warrant, but in lieu of such fractional Warrant Shares the Company shall issue an additional share of Common Stock to the Holder or pay the Holder the fair market value of such fractional share, as determined in the reasonable discretion of the Board of Directors of the Company, in the Company’s sole discretion.

5. Reservation of Shares. The Company hereby agrees that at all times during the term of this Warrant there shall be reserved for issuance upon exercise of this Warrant such number of Warrant Shares as shall be required for issuance upon exercise hereof. Any shares issuable upon exercise of this Warrant will be duly and validly issued, fully paid, non-assessable and free of all liens and charges and not subject to any preemptive rights and rights of first refusal.

6. [Intentionally Removed].

7. Mutilation or Loss of Warrant. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) receipt of reasonably satisfactory indemnification, and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will execute and deliver a new warrant of like tenor and date and any such lost, stolen, destroyed or mutilated Warrant shall thereupon become void.

8. No Rights as Shareholder. The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder of the Company, either at law or in equity, and the rights of the Holder are limited to those expressed in this Warrant and are not enforceable against the Company except to the extent set forth herein.

9. Effect of Certain Transactions.

9.1 Adjustments for Stock Splits, Stock Dividends Etc. If the number of outstanding shares of Common Stock of the Company are increased or decreased by a stock split, reverse stock split, stock dividend, stock combination, recapitalization or the like, the Exercise Price and the number of shares purchasable pursuant to this Warrant shall be adjusted proportionately so that the ratio of (i) the aggregate number of shares purchasable by exercise of this Warrant to (ii) the total number of shares outstanding immediately following such stock split, reverse stock split, stock dividend, stock combination, recapitalization or the like shall remain unchanged, and the aggregate purchase price of shares issuable pursuant to this Warrant shall remain unchanged.

9.2 Fundamental Transactions. If at any time the Company plans to sell all or substantially all of its assets, or engage in a merger or consolidation of the Company in which the Company will not survive (other than a merger or consolidation with or into a wholly- or partially-owned subsidiary of the Company)(each a “Fundamental Transaction”), the Company will give the Holder of this Warrant advance written notice at least thirty (30) days prior to the planned closing of the Fundamental Transaction. If this Warrant or any part thereof is not exercised by the Holder prior to the date of the closing of the Fundamental Transaction, this Warrant or any unexercised portion thereof, shall expire and terminate effective upon such event.

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10. Transfer to Comply with the Securities Act. This Warrant and the Warrant Shares have not been registered under the Securities Act of 1933, as amended, (the “Securities Act”) and have been issued to the Holder for investment and not with a view to the distribution of either this Warrant or the Warrant Shares. Neither this Warrant nor any of the Warrant Shares or any other security issued or upon exercise of this Warrant may be sold, transferred, pledged or hypothecated in the absence of an effective registration statement under the Securities Act relating to such security or an opinion of counsel satisfactory to the Company that registration is not required under the Securities Act. Each certificate for this Warrant, the Warrant Shares and any other security issued or issuable upon exercise of this Warrant shall contain a legend in form and substance satisfactory to counsel for the Company, setting forth the restrictions on transfer contained in this Section.

11. Notices. Any notice or other communication required or permitted hereunder shall be in writing and shall be delivered personally or sent by certified, registered or express mail, postage pre-paid. Any such notice shall be deemed given when so delivered personally, or if mailed, two days after the date of deposit in the United States mails, as follows:

If to the Company, to:

Agassi Sports Entertainment Corp.

Attn: Ronald S. Boreta
1120 N Town Center Drive, Suite 160

Las Vegas, Nevada 89144

Email: ron@agassisports.com

If to the Holder, to its address appearing on the Company’s records.

Any party may designate another address or person for receipt of notices hereunder by written notice given at least five (5) business days prior to the date such change will be effective, given to the other parties in accordance with this Section.

12. Supplements and Amendments; Whole Agreement. This Warrant may be amended or supplemented only by an instrument in writing signed by the Company and the Holder hereof. This Warrant contains the full understanding of the parties hereto with respect to the subject matter hereof, and there are no representations, warranties, agreements or understandings other than expressly contained herein.

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13. Governing Law. This Warrant shall be deemed to be a contract made under the laws of the State of Nevada and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State. Any action brought by either party against the other concerning the transactions contemplated by this Warrant shall be brought only in the state courts of the County of Clark, Nevada or in the federal courts located in the County of Clark, Nevada. The parties to this Warrant hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. Each party hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Warrant by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Warrant and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

14. Counterparts. This Warrant may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

15. Descriptive Headings. Descriptive headings of the several Sections of this Warrant are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

16. Assignability. This Warrant or any part hereof may only be hereafter assigned by the Holder to an affiliate thereof executing documents reasonably required by the Company, subject to applicable law. Any such assignment shall be binding on the Company and shall inure to the benefit of any such assignee.

17. Restrictions. By acceptance hereof, the Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant have restrictions upon their resale imposed by state and federal securities laws.

[Remainder of page left intentionally blank. Signature page follows.]

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IN WITNESS WHEREOF, the Company has executed this Warrant as of the Warrant Date set forth above.

COMPANY:

Agassi Sports Entertainment Corp.

Name:	Ronald S. Boreta
Title:	Chief Executive Officer

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NOTICE OF EXERCISE OF WARRANT

Attention: Corporate Secretary

The undersigned hereby elects to purchase, pursuant to the provisions of the Common Stock Purchase Warrant Agassi-2026-0-02, issued by Agassi Sports Entertainment Corp., a Nevada corporation (the “Company”) and held by the undersigned, ____________________ shares of Common Stock of the Company. Payment of the Exercise Price per Warrant Share required under the Warrant accompanies this Notice.

The issuance of the shares of Common Stock in connection with this Notice of Exercise of Warrant will not cause the undersigned to exceed the Beneficial Ownership Limitation of the Warrant.

The undersigned hereby represents and warrants that the undersigned is acquiring such Shares for his own account for investment purposes only, and not for resale or with a view to distribution of such Warrant Shares or any part thereof.

Date: ________, 20__

WARRANTHOLDER:

Signature:___________________________

Print Name:___________________________

Title:___________________________

Address:___________________________

Name in which Shares should be registered:___________________________

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